Vessels and Other Fixed Assets	12 Months Ended
Dec. 31, 2012
Vessels and Other Fixed Assets [Abstract]
Vessels and Other Fixed Assets [Text Block]
NOTE 6 - VESSELS AND OTHER FIXED ASSETS

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2010	$678,725	$(66,367)	$612,358
Additions	86,180	(31,325)	54,855

Balance December 31, 2011	$764,905	$(97,692)	$667,213

Additions	88,505	(34,327)	54,178

Balance December 31, 2012	$853,410	$(132,019)	$721,391

To date, for each of the vessels purchased from Navios Holdings, the vessel acquisition was effected through the acquisition of all of the capital stock of the vessel-owning companies, which held the ownership and other contractual rights and obligations related to each of the acquired vessels, including the vessel and a charter-out contract. Management accounted for each acquisition as an asset acquisition. At the transaction date, the purchase price approximated the fair value of the assets acquired, which was determined based on a combination of methodologies including discounted cash flow analyses and independent valuation analyses. The consideration paid, for each of these transactions, was allocated between the intangible assets (favorable lease term) and the vessel value.
On July 27, 2012, Navios Partners acquired the Navios Helios from unrelated party, a 77,075 dwt Panamax vessel built in 2005, for an acquisition cost of $21,128 in cash consideration.
On July 24, 2012, Navios Partners acquired the Navios Soleil from unrelated party, a 57,337 dwt Ultra-Handymax vessel built in 2009, for an acquisition cost of $21,070 in cash consideration.
On June 15, 2012, Navios Partners acquired from Navios Holdings the Navios Buena Ventura for a purchase price of $67,500 of which $46,307 was allocated to the vessel and $21,193 allocated to the acquired time charter-out contract with favorable leases.
On May 19, 2011, Navios Partners purchased from Navios Holdings the Navios Luz for a purchase price of $78,000 and the Navios Orbiter for a purchase price of $52,000. The purchase price consisted of 507,916 common units issued to Navios Holdings valued at $9,960 and cash of $120,000. The number of common units issued was calculated based on a price of $19.6883 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the date of the acquisition. For accounting purposes, the common units were valued based on the closing price on the day of the transaction, which was $19.61. Favorable lease terms recognized through this transaction amounted to $22,879 for the Navios Luz and $20,901 for the Navios Orbiter and were related to the acquisition of the rights on the time charter out contract of the vessels (see note 7). The amounts of $55,097 for the Navios Luz and the amount of $31,083 for the Navios Orbiter were classified under vessels, net.